Retirement Plans	12 Months Ended
Dec. 31, 2012
Retirement Plans [Abstract]
Retirement Plans
Note  11.   Retirement Plans

The Company has a Supplemental Executive Retirement Plan ("SERP") covering certain members of management.  The net periodic SERP pension cost was approximately $135 thousand in 2012 and $353 thousand in 2011.  The unfunded benefit obligation, which was included in other liabilities, was approximately $3,137,000 at December 31, 2012 and $3,002,000 at December 31, 2011.

The benefit obligation at December 31, 2012 and December 31, 2011 was calculated as follows:

	2012	2011
	(Amounts in thousands)
Benefit obligation, January 1	$3,002	$2,649
Service cost	(6)	232
Interest cost	165	120
(Gain) loss	(24)	1
Benefit obligation, December 31	$3,137	$3,002

The net periodic pension cost for 2012 and 2011 was calculated as follows:

	2012	2011
	(Amounts in thousands)
Service cost	$(6)	$232
Interest cost	165	120
(Gain) loss	(24)	1
Prior service cost recognized	—	—
	$135	$353

The discount rate used in determining the actuarial present value of the projected benefit obligation was 5.5% for both 2012 and 2011.  Annual benefit payments are estimated at $0 for 2013 through 2015, $113 thousand for 2016, $227 thousand for 2017, $287 thousand for 2018, $318 thousand for 2019 through 2022 and $4.0 million thereafter.

The Company has a 401K Plan covering substantially all employees.  Under the Plan, the Company is required to contribute 3% of all qualifying employees' eligible salary to the Plan. The Plan expense in 2012 was $109 thousand and $98 thousand in 2011.